U.S. Small Business Administration

U.S. Small Business Administration NOTE

SBA Loan #	91441371-07
SBA Loan Name	Alimera Sciences Inc.
Date	April 21, 2020
Loan Amount	$1,777,502.00
Interest Rate	1.00%
Borrower	Alimera Sciences Inc.
Operating Company	N/A
Lender	HSBC Bank USA, National Association

1.PROMISE TO PAY:
In return for the Loan, Borrower promises to pay to the order of Lender the amount of
$1,777,502.00
interest on the unpaid principal balance, and all other amounts required by this Note.
2. DEFINITIONS:
"Loan" means the loan evidenced by this Note.
"Loan Documents" means the documents related to this loan signed by Borrower.
"SBA" means the Small Business Administration, an Agency of the United States of America.

SBA Form 147 (06/03/02) Version 4.1        Page 1/6

3.    PAYMENT TERMS:
Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

The maturity date of this Note is two (2) years from the date of the disbursement of the Loan to Borrower.    All remaining principal, interest and other amounts that remain due and owing under this Note shall be paid by Borrower to Lender on the maturity date.
The interest rate is fixed at 1.00% per year. The interest rate may only be changed in accordance with SOP 50 10. Interest shall accrue commencing on the date of disbursement of the Loan to Borrower.
Commencing on the 180th day following the date of disbursement of the Loan to Borrower, Borrower must pay eighteen level monthly principal and interest payments in an amount equal to an amount to be determined by Lender in its sole and absolute discretion based on the actual principal amount of the Loan, plus any capitalized interest outstanding at the end of the six month deferment period commencing on the date of funding, and taking into account any reductions in the principal amount due to forgiveness of a portion of the Loan, if any. Interest accrued during the six month deferment period will be capitalized as principal and then amortized as set forth in the preceding sentence.
Interest shall be calculated on the basis of twelve (12) thirty (30) day months and a three hundred sixty (360) day year.
Lender will apply cach installment payment first to pay interest accrued to the day Lender receives the payment, then to pay any late fees, then to bring principal current.
Conditional Loan Forgiveness:
The Loan evidenced by this Note was made by Lender to Borrower under the Paycheck Protection Program (15 U.S.C. §636(a)(36)) enacted by Congress under the Coronavirus Aid, Relief and Economic Security Act (the "Act"). The Act (including the guidance issued by SBA and U.S. Department of the Treasury related thereto) provides that all or a portion of this Loan may be forgiven upon request from Borrower to Lender, provided the Loan proceeds are used in accordance with the terms of the Act, Borrower is not in default under the Loan or any of the Loan Documents, and Borrower has provided documentation to Lender supporting such request for forgiveness that includes verifiable information on Borrower's use of the Loan proceeds, to Lender's satisfaction, in its sole and absolute discretion.
Loan Prepayment:
Notwithstanding any provision in this Note to the contrary:
Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:
Give Lender written notice;
Pay all accrued interest; and
If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.
If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

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4. DEFAULT:
Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other loan with Lender;

C.	Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G.	Fails to pay any taxes when due;

H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.	Has a receiver or liquidator appointed for any part of their business or property;

J.	Makes an assignment for the benefit of creditors;

K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.
5.    LENDER'S RIGHTS IF THERE IS A DEFAULT:
Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;

B.	Collect all amounts owing from any Borrower;

C.	File suit and obtain judgment;
6.    LENDER'S GENERAL POWERS:
Without notice and without Borrower's consent, Lender may:

A.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan
Document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B.	Release anyone obligated to pay this Note;

SBA Form 147 (06/03/02) Version 4.1        Page 3/6

7.WHEN FEDERAL LAW APPLIES:
When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.
8.SUCCESSORS AND ASSIGNS:
Under this Note, Borrower includes its successor, and Lender includes its successors and assigns.
9.    GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F.	If any part of this Note is unenforceable, all other parts remain in effect.

G.
To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee;

SBA Form 147 (06/03/02) Version 4.1        Page 4/6

10. STATE-SPECIFIC PROVISIONS:

A. Electronic Signatures. Borrower and Lender agree that the electronic signature(s), whether digital or encrypted, of Borrower included in this Note, if any, are intended to authenticate this writing and to have the same force and effect as manual ("wet ink") signatures. The term "electronic signature" means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or electronic mail (e-mail) electronic signatures pursuant to the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309) as amended from time to time. Without limiting the generality of the foregoing, delivery of an executed counterpart's signature page of this Note, by facsimile, electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as physical delivery of the paper ("wet ink") document bearing original signature of this Note.

SBA Form 147 (06/03/02) Version 4.1        Page 5/6

11. BORROWER'S NAME(S) AND SIGNATURE(S):
By signing below, each individual or entity becomes obligated under this Note as Borrower.

Borrower: Alimera Sciences Inc. By: Phil Jones (Apr 21, 2020) Name: John Philip Jones Authorized Signatory

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